Exhibit 10.7

EXECUTION VERSION

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is entered into as of November 7, 2017 by and among (a) ROYAL BANK OF CANADA (“Royal Bank”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for (i) the financial institutions, lenders and investors party from time to time to the ABL Credit Agreement (as defined in the Intercreditor Agreement referred to below) (such financial institutions, lenders and investors together with their respective successors, assigns and transferees, including any letter of credit issuers under the ABL Credit Agreement, the “ABL Lenders”), (ii) any ABL Cash Management Affiliates (as defined in the Intercreditor Agreement) and (iii) any ABL Hedging Affiliates (as defined in the Intercreditor Agreement) (such ABL Cash Management Affiliates and ABL Hedging Affiliates, together with the ABL Agent and the ABL Lenders and any other secured parties under any ABL Credit Agreement, the “ABL Secured Parties”), (b) Royal Bank, in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “First Lien Term Agent”) for (i) the financial institutions, lenders and investors party from time to time to the Term Credit Agreement (as defined in the Intercreditor Agreement) (such financial institutions, lenders and investors, together with their respective successors, assigns and transferees, the “First Lien Term Lenders”), (ii) any Term Cash Management Affiliates (as defined in the Intercreditor Agreement) and (iii) any Term Hedging Affiliates (as defined in the Intercreditor Agreement) (such Term Cash Management Affiliates and Term Hedging Affiliates, together with the First Lien Term Agent and the First Lien Term Lenders and any other secured parties under any Term Credit Agreement, the “First Lien Term Secured Parties”), and (c) Wilmington Trust, National Association, in its capacities as administrative agent and collateral agent (the “Second Lien Term Agent”) for the financial institutions, lenders and investors party from time to time to the Second Lien Term Credit Agreement (as defined below) (such financial institutions, lenders and investors together with their respective successors, assigns and transferees, the “Second Lien Term Lenders” and, together with the Second Lien Term Agent, the “Second Lien Term Secured Parties”).

Unless otherwise defined in this Amendment, capitalized terms used herein will have the same meaning in this Amendment as set forth in the Intercreditor Agreement.

WHEREAS, the ABL Agent and the First Lien Term Agent entered into that certain Intercreditor Agreement as of January 13, 2012 (as amended, supplemented, restated, and/or otherwise modified prior to the date hereof, the “Intercreditor Agreement”);

WHEREAS, the Intercreditor Agreement provides for the respective and relative rights of the ABL Secured Parties and the First Lien Term Secured Parties;

WHEREAS, in connection with the refinancing and restructuring of certain debt and other obligations (collectively, the “Restructuring Transactions”) of Holdings, the Borrower and the Guarantors (each as defined in the Intercreditor Agreement), (a) Holdings, the Borrower and the Guarantors are amending certain terms of each of the ABL Credit Agreement and the Term Credit Agreement, (b) Holdings, the Borrower, the Guarantors, the Second Lien Term Lenders and the Second Lien Term Agent are entering into that certain Credit Agreement, dated as of the date hereof (as amended, supplemented, restated, and/or otherwise modified from time to time, the “Second Lien Term Credit Agreement”), and (c) a portion of the term loans outstanding on the date hereof under the Term Credit Agreement shall be reallocated to new second lien term loans made by the Second Lien Term Lenders (the “Second Lien Term Loans” and, together with all other “Obligations” or similar term as defined in the Second Lien Term Credit Agreement owed to the Second Lien Term Secured Parties or any of them, the “Second Lien Term Obligations”);

WHEREAS, in connection with the Restructuring Transactions, the First Lien Term Agent and the Second Lien Agent are entering into that certain Term Loan Intercreditor Agreement, dated as of the date hereof (and amended, supplemented, restated and/or otherwise modified or replaced from time to time, the “Term Loan Intercreditor Agreement”), which will provide for the respective and relative rights of the First Lien Term Secured Parties and the Second Lien Term Secured Parties; and

WHEREAS, pursuant to Section 7.4 of the Intercreditor Agreement, the parties hereto wish to supplement and modify the Intercreditor Agreement as set forth in this Amendment to include the Second Lien Term Secured Parties as parties to the Intercreditor Agreement and to provide that the Second Lien Term Obligations shall constitute Term Obligations thereunder and to make other technical amendments to the Intercreditor Agreement to facilitate the foregoing on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Acknowledgements and Agreements.

(a)                                 Each of (i) the ABL Agent, on behalf of itself and the ABL Secured Parties, and (ii) the Term Loan Agent, on behalf of itself and the First Lien Term Secured Parties, acknowledges and agrees that (A) the Second Lien Term Lenders constitute additional “Term Lenders” under and as defined in the Intercreditor Agreement, (B) the Second Lien Term Secured Parties constitute additional “Term Secured Parties” under and as defined in the Intercreditor Agreement, (C) the Second Lien Term Obligations constitute additional “Term Obligations” under and as defined in the Intercreditor Agreement and (D) the Second Lien Term Credit Agreement constitutes an additional “Term Credit Agreement” under and as defined in the Intercreditor Agreement.

(b)                                 The Second Lien Term Agent, for the benefit of the ABL Agent, the ABL Secured Parties, the First Lien Term Agent and the First Lien Term Secured Parties, acknowledges and agrees, on behalf of itself and the other Second Lien Term Secured Parties, that (i) it is subject to and bound by all of the obligations and agreements of the “Term Agent” under and as defined in the Intercreditor Agreement, and the First Lien Term Agent is authorized to act on its behalf in accordance with the terms thereof, (ii) the rights and obligations of the Second Lien Term Secured Parties as Term Secured Parties under the Intercreditor Agreement are subject to and bound by the rights and obligations applicable to Term Secured Parties in respect of Term Obligations under the Intercreditor Agreement, (iii) the Second Lien Term Obligations constitute “Term Obligations” under and as defined in the Intercreditor Agreement, and (iv) it will comply with the terms of the Intercreditor Agreement.

(c)                                  Each of the parties hereto further acknowledges and agrees that, from and after the date of the Discharge of Term Obligations (other than the Second Lien Term Obligations) and upon proper written notice from the First Lien Term Agent and the Second Lien Term Agent to the ABL Agent, the Second Lien Term Agent shall be deemed to be the Term Agent under the Intercreditor Agreement and shall have all of the rights and remedies afforded to the Term Agent pursuant to the Intercreditor Agreement.  Until such time as the Second Lien Term Agent may become the Term Agent under the Intercreditor Agreement as provided in the preceding sentence, the Second Lien Term Agent and the other Second Lien Term Secured Parties shall only have the rights and obligations of Term Secured Parties under the Intercreditor Agreement and not the rights or the obligations of the Term Agent.

(d)                                 The Second Lien Term Agent, for the benefit of the First Lien Term Agent and the First Lien Term Secured Parties, acknowledges and agrees, on behalf of itself and the other Second Lien Term Secured Parties, and the First Lien Term Agent, for the benefit of the Second Lien Term Agent and the Second Lien Term Secured Parties, acknowledges and agrees, on behalf of itself and the other First Lien Term Secured Parties, that, solely as between holders of the First Lien Term Obligations, on

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the one hand, and holders of the Second Lien Term Obligations, on the other hand, the rights and obligations of the First Lien Term Secured Parties and the Second Lien Term Secured Parties as Term Secured Parties under the Intercreditor Agreement and the First Lien Term Obligations and the Second Lien Term Obligations as Term Obligations under the Intercreditor Agreement will be subject to the terms and conditions of the Term Loan Intercreditor Agreement.  Neither the ABL Agent nor any of the other ABL Secured Parties are parties to or have any rights or obligations under the Term Loan Intercreditor Agreement.

2.                                      Representations.

(a)                                 The First Lien Term Agent represents and warrants to the ABL Agent and the Second Lien Term Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Amendment on behalf of itself and the First Lien Term Secured Parties and that this Amendment shall be binding obligations of the First Lien Term Agent and the First Lien Term Secured Parties, enforceable against the First Lien Term Agent and the First Lien Term Secured Parties in accordance with its terms.

(b)                                 The Second Lien Term Agent represents and warrants to the ABL Agent and the First Lien Term Agent that it has the requisite power and authority under the Second Lien Term Credit Agreement to enter into, execute, deliver, and carry out the terms of this Amendment on behalf of itself and the Second Lien Term Secured Parties and that this Amendment shall be binding obligations of the Second Lien Term Agent and the Second Lien Term Secured Parties, enforceable against the Second Lien Term Agent and the Second Lien Term Secured Parties in accordance with its terms.

(c)                                  The ABL Agent represents and warrants to the First Lien Term Agent and the Second Lien Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Amendment on behalf of itself and the ABL Secured Parties and that this Amendment shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms.

3.                                      Notices.  The address of the Second Lien Term Agent for purposes of all notices and other communications under the Intercreditor Agreement is as set forth on its signature page hereto.

4.                                      No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Intercreditor Agreement shall remain in full force and effect.

5.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

7.                                      Miscellaneous.  The provisions of Sections 7.11, 7.12, 7.13, 7.14, 7.17 and 7.18 of the Intercreditor Agreement will apply with like effect to this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, the First Lien Term Agent, for and on behalf of itself and the First Lien Term Secured Parties, and the Second Lien Term Agent, for and on behalf of itself and the Second Lien Term Secured Parties, have caused this Amendment to be duly executed and delivered as of the date first above written.

ROYAL BANK OF CANADA, in its capacity as the ABL Agent

By:	/s/ Susan, Khokher
	Name:	Susan, Khokher
	Title:	Manager, Agency

Signature Page to First Amendment to Intercreditor Agreement

ROYAL BANK OF CANADA, in its capacity as the First Lien Term Agent

By:	/s/ Susan, Khokher
	Name:	Susan, Khokher
	Title:	Manager, Agency

Signature Page to First Amendment to Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Second Lien Term Agent

By:	/s/ Joshua G. James
	Name:	Joshua G. James
	Title:	Vice President

Notice Address:

50 South Sixth Street
Minneapolis MN 55402
Attn: Josh James, Vice President
Fax: (612) 217-5651

Signature Page to First Amendment to Intercreditor Agreement

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Amendment as in effect on the date hereof and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the First Lien Term Agent, the First Lien Term Secured Parties, the Second Lien Term Agent and the Second Lien Term Secured Parties.  The Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Amendment.

BORROWER:

99 CENTS ONLY STORES LLC

By:	/s/ Felicia Thornton
	Name:	Felicia Thornton
	Title:	Chief Financial Officer

GUARANTORS:

NUMBER HOLDINGS, INC.
99 CENTS ONLY STORES TEXAS, INC.

By:	/s/ Felicia Thornton
	Name:	Felicia Thornton
	Title:	Chief Financial Officer

Signature Page to First Amendment to Intercreditor Agreement